SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):             May 25, 2002


Residential Asset Mortgage Products, GMACM Mortgage Loan Trust, Series 2002-GH1 (Exact name of registrant as specified in its charter)


Delaware                            333-42510     41-1955181
(State or Other Jurisdiction       (Commission  (I.R.S. Employer
of Incorporation)                  File Number) Identification No.)


8400 Normandale Lake Blvd., Ste. 600
Bloomington, MN                                                   55437
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (952)  857-7000


Item 5. Other Events

On May 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated May 25, 2002
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

   A. Monthly Report Information
      See Exhibit No.1

   B. Have and deficiencies occurred?  NO.

   C. Item 1: Legal Proceedings:  NONE

   D. Item 2: Changes in Securities:   NONE

   E. Item 4: Submission of Matters to a Vote of
      Certificateholders:  NONE

   F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
      Exhibit No. 1

   1.)      Monthly Distribution Report Dated:                May 25, 2002


GMACM Mortgage Pass-Through Certificates
Series 2002-GH1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:    May 25, 2002

DISTRIBUTION SUMMARY


Class     Cusip       Class Type    Rate Type      Beg Bal         Rate
A-1   36185NRS1         Senior     Var-Act/360    426,408,625         2.1500
M-1   36185NRT9         Senior     Var-Act/360     16,322,000         2.5500
M-2   36185NRU6         Senior     Var-Act/360      4,664,000         3.1500
B     36185NRV4         Senior     Var-Act/360      4,663,000         3.7500
R                       Senior      Fix-30/360              0
Totals                                             452,057,625

           Prin          Int          Total        Cur Loss      End Bal
A-1       15,012,682       840,380   15,853,063              0   411,395,942
M-1                0        38,153       38,153              0    16,322,000
M-2                0        13,467       13,467              0     4,664,000
B                  0        16,029       16,029              0     4,663,000
R                  0             0            0              0             0
Totals    15,012,682       908,029    15,920,712             0   437,044,942



Class   Cumul Loss     Orig Bal     Sched Prin     Acc Prin      Prin Adj
A-1               0    440,703,000    15,012,682             0             0
M-1               0     16,322,000             0             0             0
M-2               0      4,664,000             0             0             0
B                 0      4,663,000             0             0             0
R                 0              0             0             0             0
Totals            0    466,352,000    15,012,682             0             0


Class    Net Prin      Acc Int      Unpaid Int     Def Int    Total Int Due
A-1      15,012,682        840,380             0             0       840,380
M-1               0         38,153             0             0        38,153
M-2               0         13,467             0             0        13,467
B                 0         16,029             0             0        16,029
R                 0              0             0             0             0
Totals   15,012,682        908,029            0             0       908,029


Class     NPPIS        Int Adj
A-1                0             0
M-1                0             0
M-2                0             0
B                  0             0
R                  0             0
Totals            0             0


Class   Class Type     Orig Bal      Beg Bal       End Bal
A-1       Senior      440,703,000   426,408,625   411,395,942
M-1       Senior       16,322,000    16,322,000    16,322,000
M-2       Senior        4,664,000     4,664,000     4,664,000
B         Senior        4,663,000     4,663,000     4,663,000
R                               0             0             0


AMOUNTS PER $1,000 UNIT

Class    Beg Bal         Prin          Int         End Bal
A-1         967.5646       34.0653        1.9069      933.4993
M-1        1000.0000        0.0000        2.3375     1000.0000
M-2        1000.0000        0.0000        2.8875     1000.0000
B          1000.0000        0.0000        3.4375     1000.0000
R             0.0000        0.0000        0.0000        0.0000


Pool Level Data
Dist Date                                                          5/25/2002
Cut-Off Date:                                                       3/1/2002
Determination Date:                                                 5/1/2002
Accrual Period:                                 Beg                 4/1/2002
                                                End                 5/1/2002
Number of Days in Accrual Period:                                            30


COLLATERAL  INFORMATION
Group 1
Cut-Off Date Balance                                             466,389,434

Beginning Aggregate Pool Stated Principal Balanc                 453,888,319
Ending Aggregate Pool Stated Principal Balance                   440,551,548

Beginning Aggregate Certificate Stated Principal Balance         452,057,625
Ending Aggregate Certificate Stated Principal Balance            437,044,942

Beginning Aggregate Loan Count                                         2,996
Loans Paid Off or Otherwise Removed Pursuant to PSA                       68
Ending Aggregate Loan Count                                            2,928

Beginning Weighted Average Loan Rate (WAC)                           7.4096%
Ending Weighted Average Loan Rate (WAC)                              7.4030%

Beginning Net Weighted Average Loan Rate                             6.9096%
Ending Net Weighted Average Loan Rate                                6.9030%

Weighted Average Maturity (WAM) (Months)                                 276

Servicer Advances                                                          0

Aggregate Pool Paid-in-fulls                                      12,491,479
Aggregate Pool Curtailment Principal                                 329,772
Pool Prepayment Rate                                            29.0965 CPR

Certificate Account
Beginning Balance                                              15,135,881.33
Deposit
Payments of Interest and Principal                             15,920,711.58
Liquidation Proceeds                                                    0.00
All Other Proceeds                                                      0.00
Other Amounts                                                           0.00

Total Deposits                                                 15,920,711.58

Withdrawals
Reimbursement of Servicer Advances                                         0
Payment of Master Servicer Fees                                    189120.13
Payment of Sub Servicer Fees                                               0
Payment of Other Fees                                                      0

Payment of Insurance Premium(s)                                            0
Payment of Personal Mortgage Insurance                                     0
Other Permitted Withdrawal per the Pooling and Service Agreeme             0
Payment of Principal and Interest                                15920711.58

Total Withdrawals                                                16109831.71

Ending Balance                                                    14946761.2

Prepayment Compensation
Total Gross Prepayment Interest Shortfall                                  0
Compensation for Gross PPIS from Servicing Fees                            0
Other Gross PPIS Compensation                                              0

Total Net PPIS (Non-Supported PPIS)                                        0

Master Servicing Fees Paid                                           189,120
Sub Servicing Fees Paid                                                    0
Insurance Premium(s) Paid                                                  0
Personal Mortgage Insurance Fees Paid                                      0
Other Fees Paid                                                            0

Total Fees                                                           189,120


DELINQUENCY  INFORMATION
Group 1


Delinquency             30-59         60-89          90+          Total
Scheduled Bal           17,045,622             0             0    17,045,622
% of Total Pool            3.8692%       0.0000%       0.0000%       3.8692%
Number of Loans                129             0             0           129
% of Total Loans           4.4057%       0.0000%       0.0000%       4.4057%

Foreclosure
Scheduled Bal                    0             0             0             0
% of Total Pool            0.0000%       0.0000%       0.0000%       0.0000%
Number of Loans                  0             0             0             0
% of Total Loans           0.0000%       0.0000%       0.0000%       0.0000%

Bankruptcy
Scheduled Bal                    0             0             0             0
% of Total Pool            0.0000%       0.0000%       0.0000%       0.0000%
Number of Loans                  0             0             0             0
% of Total Loans           0.0000%       0.0000%       0.0000%       0.0000%

REO
Scheduled Bal                    0             0             0             0
% of Total Pool            0.0000%       0.0000%       0.0000%       0.0000%
Number of Loans                  0             0             0             0
% of Total Loans           0.0000%       0.0000%       0.0000%       0.0000%

Book Value of all REO Loans                                                0
Percentage of Total Pool Balance                                     0.0000%

Current Realized Losses                                                    0
Additional Gains (Recoveries)/Losses                                       0
Total Realized Losses                                                      0


Credit Support                                     Original      Current
Class A                                            466,352,000   437,044,942
Class A Percentage                                   100.0000%     100.0000%

Target Overcollaterlization Amount                                 6,995,281
Ending OverCollateralization Amount                                3,506,606
OverCollateralization Defiency Amount                              5,164,587
OverCollateralization Release Amount                                       0

        SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
Series 2002-GH1


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA